SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------

                  Deutsche Real Estate Securities Income Fund


EFFECTIVE ON OR ABOUT JANUARY 1, 2016, THE FOLLOWING SECTIONS OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ARE SUPPLEMENTED AS FOLLOWS:

The following disclosure replaces the sub-section entitled "Subadvisor" of the "DEFINITIONS" section of Part I of the fund's Statement of Additional
Information:

"Subadvisors" - For Deutsche Real Estate Securities Fund, Deutsche Real Estate Securities Income Fund, Deutsche Global Infrastructure Fund and Deutsche Global Real Estate Securities Fund: RREEF America L.L.C. 222 South Riverside Plaza, Chicago, Illinois 60606. For Deutsche Real Estate Securities Income Fund only:
Deutsche Asset & Wealth Management International GmbH (DeAWMI), Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329.

The following information is added under the "SUB-ADVISORS" heading of the "MANAGEMENT OF THE FUNDS" section of Part II of the fund's Statement of Additional Information:

Deutsche Asset & Wealth Management International GmbH (DeAWMI), Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329, serves as a Subadvisor to Deutsche European Equity Fund and Deutsche Real Estate Securities Income Fund. DeAWMI is an investment advisor registered with the SEC and is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG.

               Please Retain This Supplement for Future Reference


November 18, 2015
SAISTKR-232

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                                                   & Wealth Management [DB Logo]